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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                               ______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)   December 22, 1994



                     BANKERS TRUST NEW YORK CORPORATION
             (Exact Name of Registrant as Specified in Charter)



         New York                   1-5920           13-6180473
(State or Other Jurisdiction      (Commission      (IRS Employer
      of Incorporation)           File Number)   Identification No.)



280 Park Avenue, New York, New York                              10017
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 250-2500



                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.     Other Events

            On December 22, 1994, Bankers Trust New York Corporation (the "Corporation") submitted offers of settlement to the Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission (the "CFTC"), which accepted the offers. The offers to the SEC and CFTC are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively. The SEC then issued an Order Instituting Proceedings and the CFTC then issued a Complaint and Opinion and Order, which are attached hereto as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K, respectively. The Corporation issued a press release regarding these matters, a copy of which is included as Exhibit 99.5 to this Current Report on Form 8-K.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

      (c)   Exhibits.

            99.1 Offer of Settlement of BT Securities Corporation before the Securities and Exchange Commission, dated December 21, 1994.

            99.2  Offer of Settlement of Respondent BT Securities
                  Corporation before the Commodity Futures Trading Commission, dated December 21, 1994.

            99.3 Order Instituting Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Sections 15(b) and 21C of the Securities Exchange Act of 1934, and Findings and Order Imposing Remedial Sanctions, In re BT Securities Corporation, Securities Act of 1933 Release No. 7124 (Dec. 22, 1994)

            99.4 Complaint Pursuant to Sections 6(c) and 6(d) of the Commodity Exchange Act and Opinion and Order Accepting Offer of Settlement, Making Findings and Imposing Remedial Sanctions, In re BT Securities Corporation, CFTC Docket No. 95-2 (Dec. 22, 1994).

            99.5 Press Release of Bankers Trust New York Corporation, dated December 22, 1994.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 1994


                              BANKERS TRUST NEW YORK CORPORATION



                              By:  /s/ James T. Byrne, Jr.
                                 Name:   James T. Byrne, Jr.
                                 Title:  Secretary

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                             INDEX TO EXHIBITS

      99.1 Offer of Settlement of BT Securities Corporation before the Securities and Exchange Commission, dated December 21, 1994.

      99.2 Offer of Settlement of Respondent BT Securities Corporation before the Commodity Futures Trading Commission, dated December 21, 1994.

      99.3 Order Instituting Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Sections 15(b) and 21C of the Securities Exchange Act of 1934, and Findings and Order Imposing Remedial Sanctions, In re BT Securities Corporation, Securities Act of 1933 Release No. 7124 (Dec. 22, 1994)

      99.4 Complaint Pursuant to Sections 6(c) and 6(d) of the Commodity Exchange Act and Opinion and Order Accepting Offer of
            Settlement, Making Findings and Imposing Remedial Sanctions, In re BT Securities Corporation, CFTC Docket No. 95-2 (Dec. 22,
            1994).

      99.5 Press Release of Bankers Trust New York Corporation, dated December 22, 1994.